UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 22, 2010


                        ADVANCED TECHNOLOGIES GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          Nevada                         0-30987                  80-0987213
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

331 Newman Springs Rd., Bld. 1, 4 Fl. Suite 143
              Red Bank, NJ                                           07701
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (732-784-2801)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS

     On June 22, 2010, the Securities and Exchange Commission (the "SEC") filed a civil enforcement action in the United States District Court for the Southern District of New York against Advanced Technologies Group Ltd. (the "Company"), its Chief Executive Officer and President alleging violations of the Securities Act of 1933, as amended in connection with certain securities offerings conducted by the Company and its predecessors between 1997 and 2006 and seeking preliminary and permanent injunctive relief, disgorgement and civil monetary penalties. The SEC also seeks provisional relief in the form of an order freezing the defendants' assets and prohibiting destruction, concealment or altering of records pending final disposition of the action.



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
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADVANCED TECHNOLOGIES GROUP, LTD.


                                      By: /s/ Alex Stelmak
                                         ---------------------------------------
                                      Name:  Alex Stelmak
                                      Title: Chief Executive Officer

Date: June 23, 2010



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